EXHIBIT 10.8


                             BT HOLDINGS (NY), INC.
                               130 LIBERTY STREET
                            NEW YORK, NEW YORK 10006

                                      As of June 30, 2001


FrontLine Capital Group
90 Park Avenue
31st Floor
New York, New York 10016


         Re: Amended and Restated Revolving Line of Credit Agreement dated September 11, 2000 (as the same may be amended or otherwise modified from time to time, the "Agreement")
                  -------------------------------------------------

Gentlemen:

       Reference is hereby made to the Agreement. With respect to the Agreement and the Loan Documents, BT Holdings (NY), Inc. has succeeded to the interests of Bankers Trust Company. Accordingly, BT Holdings (NY), Inc. is now the "Bank." All capitalized terms used herein without definition and which are defined in the Agreement are used herein with the meanings assigned to such terms in the Agreement. Bank and Borrower hereby agree as follows:

       1. With respect to the Agreement, the parties hereby agree as follows:

          (a) The number "3.75" in Section 1 and Section 5(g) of the Agreement is amended to be "9.36" with respect to calculations of the Total Leverage Ratio made as of June 30, 2001.

          (b) The number "3.75" in Section 1 and Section 5(g) of the Agreement is amended to be "35.49" with respect to calculations of the Total Leverage Ratio made during the period starting July 1, 2001 and ending on September 11, 2001.

          (c) All references in the Agreement to the Workplaces Credit Agreement shall mean the Workplaces Credit Agreement, as the same is modified through the date of that certain Third Amendment and Agreement, dated as of June 29, 2001, among HQ Global Holdings, Inc., a Delaware corporation, HQ Global Workplaces, Inc., a Delaware corporation, certain Banks party to the Workplaces Credit Agreement, ING (U.S.) Capital LLC, as managing agent, Bankers Trust Company, as syndication agent and co-arranger, Citicorp Real Estate, Inc., as documentation agent and co-arranger and BNP Paribas (f/k/a Paribas), as administrative agent and arranger, except that the reference to the Workplaces Credit Agreement (x) on the first line of

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Section 5(i) of the Agreement shall be deemed to be a reference to the
Workplaces Credit Agreement as modified through the date of such Third Amendment and Agreement, and (y) on the second line of Section 5(i) of the Agreement shall continue to be a reference to the Workplaces Credit Agreement as from time to time in effect.

       2. The Bank hereby consents to the Third Amendment and Agreement referred to in the preceding paragraph.

       3. Borrower represents, warrants and covenants that as of the date hereof Borrower has no claims, counterclaims, defenses or offsets relating to (a) its obligation to pay any sums due under the Loan Documents (and, to the extent any claim, counterclaim, defense or offset exists without its knowledge, the same is hereby waived to the fullest extent allowed by law) or (b) any act or omission of Bank (or its predecessors) or any officer, director, participant, attorney, agent or representative of Bank (or its predecessors).

       4. All of the terms, conditions and covenants contained in the Loan Documents, as modified hereby, are hereby ratified and confirmed in all respects (it being understood and agreed that any representation and/or warranty which by its terms is made as of a specified date, shall be true and correct in all material respects only as of such specified date).

       5. This letter, together with the Loan Documents, constitute the entire agreement between the parties hereto with respect to the matters stated herein and may not be amended or modified unless such amendment or modification shall be in writing and signed by the parties against whom enforcement is sought.

       6. The terms and covenants and conditions contained in this letter shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

       7. The reasonable legal fees and disbursements of counsel to Bank incurred in connection with the execution and delivery of this letter shall be paid by Borrower promptly following the execution and delivery hereof.

          If the foregoing is acceptable to you, please so indicate by signing this letter where indicated below.


                                               BT HOLDINGS (NY), INC.


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

Agreed and Accepted:

FRONTLINE CAPITAL GROUP



By:
    -------------------------
    Name:
    Title